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                                                      March 22, 1996

Rotch Property Group Limited
Leconfield House, 7th Floor
Curzon Street
London W1Y 7FB

Foxgard Limited
Fourth Floor, Dollard House
Wellington Quay
Dublin 2, Ireland

Industry Mortgage Company LP
3450 Buschwood Park Drive, Suite 250
Tampa Florida 33618

Preferred Mortgages Limited
Leconfield House, 7th Floor
Curzon Street
London W1Y 7FB



Dear Sirs:

          Reference is made to the Share Subscription and Shareholders' Agreement (the "Shareholders' Agreement") dated as of March 18, 1996, among Foxgard Limited ("Foxgard''), Industry Mortgage Company LP ("IMC"), Financial Security Assurance Holdings Ltd. ("FSA") and Preferred Mortgages Limited ("Newco"). Capitalized terms used in this letter agreement that are not defined herein shall have the meaning given to them in the Shareholders' Agreement.

          Foxgard and IMC have requested that FSA execute a waiver (the "Waiver") of Clause 5 of the Shareholders' Agreement to (i) permit IMC to charge Shares held by it to Rotch Property Group Limited ("Rotch") as security for a loan by Rotch to IMC of $1,800,000, the proceeds of which IMC proposes to use to refinance its investment in Newco under the Shareholders' Agreement and (ii) to permit Rotch to enforce its security over such Shares in the event of a default by IMC on such loan.

          To induce FSA to execute the Waiver (i) Rotch and Foxgard agree that, if at any time Rotch, Foxgard or any affiliate of either of them takes title to, or exercises voting rights with respect to, any portion of the Shares pledged by IMC (but subject as provided below), Rotch and Foxgard will so notify FSA and, if thereafter requested to do so in a written notice delivered by FSA to both Rotch and Foxgard, will purchase the Shares owned by FSA





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at their fair market value, determined in accordance with Clause 5.6 of the
Shareholders' Agreement but so that in determining such fair market value, full account shall be taken of the impact of any change in the FSA Arrangements related to such purchase, and (ii) IMC and Newco hereby waive the provisions of Clause 5 of the Shareholders' Agreement in respect of any purchase pursuant to
(i). The obligations of Rotch and Foxgard under the preceding sentence shall be joint and several. Rotch, Foxgard, IMC and Newco understand that FSA is executing the Waiver in reliance on the foregoing agreements. Completion of a purchase of FSA's shares as provided for above shall take place within 30 days after the notice requesting such purchase has been received by both of Rotch and Foxgard. For the purposes of this letter it is acknowledged that Rotch will not be deemed to hold title to the shares of IMC merely because, as a result of the fact that its charge is a legal charge, it will be the registered holder of IMC's shares, provided always that IMC continues to exercise effective voting control in respect of those shares.

          If the foregoing correctly reflects our understanding, please execute the enclosed counterpart of this letter and return it to us.

                             Sincerely,
                             FINANCIAL SECURITY ASSURANCE HOLDINGS, LTD.



                             By:           Bruce E. Stern
                                 --------------------------------------
                                        Name: Bruce E. Stern
                                        Title: Managing Director

ACKNOWLEDGED AND AGREED:

ROTCH PROPERTY GROUP LIMITED                 INDUSTRY MORTGAGE COMPANY LP



By:                                       By:
    ------------------------------             -----------------------------
     Name:                                       Name:
     Title:                                      Title:


FOXGARD LIMlTED                            PREFERRED MORTGAGES LIMITED


By:                                        By:
    --------------------------                 -----------------------------
      Name:                                      Name:
      Title:                                     Title:


                                        2





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at their fair market value, determined in accordance with Clause 5.6 of the
Shareholders' Agreement but so that in determining such fair market value, full account shall be taken of the impact of any change in the FSA Arrangements related to such purchase, and (ii) IMC and Newco hereby waive the provisions of Clause 5 of the Shareholders' Agreement in respect of any purchase pursuant to
(i). The obligations of Rotch and Foxgard under the preceding sentence shall be joint and several. Rotch, Foxgard, IMC and Newco understand that FSA is executing the Waiver in reliance on the foregoing agreements. Completion of a purchase of FSA's shares as provided for above shall take place within 30 days after the notice requesting such purchase has been received by both of Rotch and Foxgard. For the purposes of this letter it is acknowledged that Rotch will not be deemed to hold title to the shares of IMC merely because, as a result of the fact that its charge is a legal charge, it will be the registered holder of IMC's shares, provided always that IMC continues to exercise effective voting control in respect of those shares.

          If the foregoing correctly reflects our understanding, please execute the enclosed counterpart of this letter and return it to us.

                             Sincerely,
                             FINANCIAL SECURITY ASSURANCE HOLDINGS, LTD.



                             By:
                                 --------------------------------------
                                        Name:
                                        Title:

ACKNOWLEDGED AND AGREED:

ROTCH PROPERTY GROUP LIMITED                 INDUSTRY MORTGAGE COMPANY LP



By:   Vincent A. Tchenguiz                 By:
    ------------------------------             -----------------------------
     Name:  Vincent A. Tchenguiz                 Name:
     Title: Joint Managing Director              Title:


FOXGARD LIMITED                            PREFERRED MORTGAGES LIMITED


By:                                        By:      Vincent A. Tchenguiz
    --------------------------                 -----------------------------
      Name:                                      Name:  Vincent A. Tchenguiz
      Title:                                     Title: Director


                                        2






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at their fair market value, determined in accordance with Clause 5.6 of the
Shareholders' Agreement but so that in determining such fair market value, full account shall be taken of the impact of any change in the FSA Arrangements related to such purchase, and (ii) IMC and Newco hereby waive the provisions of Clause 5 of the Shareholders' Agreement in respect of any purchase pursuant to
(i). The obligations of Rotch and Foxgard under the preceding sentence shall be joint and several. Rotch, Foxgard, IMC and Newco understand that FSA is executing the Waiver in reliance on the foregoing agreements. Completion of a purchase of FSA's shares as provided for above shall take place within 30 days after the notice requesting such purchase has been received by both of Rotch and Foxgard. For the purposes of this letter it is acknowledged that Rotch will not be deemed to hold title to the shares of IMC merely because, as a result of the fact that its charge is a legal charge, it will be the registered holder of IMC's shares, provided always that IMC continues to exercise effective voting control in respect of those shares.

          If the foregoing correctly reflects our understanding, please execute the enclosed counterpart of this letter and return it to us.

                             Sincerely,
                             FINANCIAL SECURITY ASSURANCE HOLDINGS, LTD.



                             By:
                                 --------------------------------------
                                        Name:
                                        Title:

ACKNOWLEDGED AND AGREED:

ROTCH PROPERTY GROUP LIMITED                 INDUSTRY MORTGAGE COMPANY LP



By:                                       By:
    ------------------------------             -----------------------------
     Name:                                       Name:
     Title:                                      Title:

FOXGARD LIMITED                            PREFERRED MORTGAGES LIMITED


By:    Peter Buxton                        By:
    --------------------------                 -----------------------------
      Name: Peter Buxton                         Name:
      Title: Director                            Title:


                                        2






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at their fair market value, determined in accordance with Clause 5.6 of the
Shareholders' Agreement but so that in determining such fair market value, full account shall be taken of the impact of any change in the FSA Arrangements related to such purchase, and (ii) IMC and Newco hereby waive the provisions of Clause 5 of the Shareholders' Agreement in respect of any purchase pursuant to
(i). The obligations of Rotch and Foxgard under the preceding sentence shall be joint and several. Rotch, Foxgard, IMC and Newco understand that FSA is executing the Waiver in reliance on the foregoing agreements. Completion of a purchase of FSA's shares as provided for above shall take place within 30 days after the notice requesting such purchase has been received by both of Rotch and Foxgard. For the purposes of this letter it is acknowledged that Rotch will not be deemed to hold title to the shares of IMC merely because, as a result of the fact that its charge is a legal charge, it will be the registered holder of IMC's shares, provided always that IMC continues to exercise effective voting control in respect of those shares.

          If the foregoing correctly reflects our understanding, please execute the enclosed counterpart of this letter and return it to us.

                             Sincerely,
                             FINANCIAL SECURITY ASSURANCE HOLDINGS, LTD.



                             By:
                                 --------------------------------------
                                        Name:
                                        Title:

ACKNOWLEDGED AND AGREED:

ROTCH PROPERTY GROUP LIMITED                 INDUSTRY MORTGAGE COMPANY LP



By:                                       By:         George Nicholas
    ------------------------------             -----------------------------
     Name:                                       Name: George Nicholas
     Title:                                      Title: Chief Executive Officer

FOXGARD LIMITED                            PREFERRED MORTGAGES LIMITED


By:                                        By:
    --------------------------                 -----------------------------
      Name:                                      Name:
      Title:                                     Title:


                                        2





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[LOGO]

Industry Mortgage Company LP ("IMC")
3450 Buschwood Park Drive
Suite 250
Tampa
Florida, 33618
USA: and

Rotch Property Group Limited ("Rotch")
7th Floor
Laconfield House
Curzon Street
London W1Y 7FB
                                                             March 1996

Dear Sirs,

We refer to the shareholders agreement (the "Shareholders Agreement") dated as of March 18, 1996 between Preferred Mortgages Limited ("Preferred") and the shareholders of Preferred, namely IMC, ourselves and Foxgard Limited.

We understand that it is proposed that IMC will create a charge (the "Charge") in favour of Rotch over all shares in Preferred now or in future issued to IMC and over the rights of IMC under the Shareholders Agreement relating to such shares as security for certain finance raised by IMC from Rotch.

We write to confirm that it is agreed between us as follows:

1. We understand that it is intended that the Charge will be a legal charge and we agree to the registration of the shares of IMC in Preferred into the name of Rotch under the Charge. We will procure that the directors of Preferred appointed by us vote in favour of any board resolution in respect of such registration.

2. We further understand that, under the terms of the Charge, notwithstanding your registered holding of the shares of IMC, unless and until an event entitling you to enforce the security thereby created shall occur, IMC will be given effective voting rights in respect of its shares under standing proxy agreements.

3. We write to confirm that, notwithstanding any provisions to the contrary in the Shareholders Agreement or any other document, we hereby consent to the creation of the Charge and to the enforcement by Rotch of the security thereby created.


                                  Yours faithfully,

                                     BRUCE STERN

                                  For and on behalf of
                        Financial Security Assurance Holdings Ltd.






350 Park Avenue.New York, New York 10022.Tel: 212.826.0100.Fax: 212.688.3101
New York.London.Sydney





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